SUPPLEMENT DATED FEBRUARY 9, 2007 TO THE PACIFIC SELECT FUND

PROSPECTUS DATED MAY 1, 2006, AS SUPPLEMENTED

This supplement changes the Pacific Select Fund (Fund) prospectus, dated May 1, 2006, as supplemented (prospectus). The changes within this supplement are effective immediately unless otherwise noted. This supplement must be preceded or accompanied by the Fund’s prospectus. Remember to review the Fund’s prospectus for other important information.

Change in Investment Adviser Effective May 1, 2007

Pacific Life Insurance Company (Pacific Life), investment adviser to the Fund, recently formed Pacific Life Fund Advisors LLC (PLFA), a Delaware limited liability company and wholly-owned subsidiary of Pacific Life. Pacific Life intends to transfer its responsibility as investment adviser to PLFA on May 1, 2007, whereby PLFA will become the investment adviser to the Fund (the Transaction). Pacific Life is the parent company and managing member of PLFA, and no changes in the organizational structure of Pacific Life’s parent companies will occur as part of the Transaction. As such, the Transaction will not result in a change of control or management of the investment adviser and, therefore is not considered an ”assignment” under the Investment Company Act of 1940, as amended, that would result in a termination of the Investment Advisory Agreement between Pacific Life and the Fund.

Manager and Portfolio Name Change Effective May 1, 2007

Effective May 1, 2007, Fred Alger Management, Inc. (Alger) will become the portfolio manager of the Fasciano Small Equity Portfolio and the name of the portfolio will change to the Small-Cap Growth Portfolio (the portfolio). Certain strategies of the portfolio will change at that time, as described below. In order to facilitate these changes, a portion of the portfolio’s holdings in the portfolio will be sold and new investments purchased in accordance with recommendations by the new manager. The investment adviser to the Fund may begin this transitioning prior to May 1, 2007. A transitioning agent may be retained in order to reduce the transaction costs associated with the purchase and sale of securities in connection with this transitioning. It is not expected that the transaction costs associated with the change in portfolio manager will be significant.

Principal change:

The benchmark index of the portfolio will be changed from the Russell 2000 Index to the Russell 2000 Growth Index, which Alger believes is a more appropriate benchmark given its growth management style.

The investment policies and strategies of the portfolio are described below:

Investment goal — seeks capital appreciation; no consideration is given to income.

Main investments — invests at least 80% of its assets in small-capitalization equity securities. The portfolio invests mainly in equity securities that have a total market capitalization within the range of companies included in the Russell 2000 Growth Index and/or the S&P SmallCap 600 Index. At December 31, 2006, the market capitalization of the companies in these indexes ranged from $66 million to $3.7 billion. The portfolio may continue to hold or add to a position in a stock after the issuer has grown beyond the range of the companies included in the Russell 2000 Growth Index and/or the S&P SmallCap 600 Index.

The portfolio invests primarily in “growth” stocks and focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. The portfolio invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The portfolio manager will look for companies it believes fall into the following two categories:

•	high unit volume growth — companies that are vital and creative and that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply confronting an increased demand for an existing line.

•	positive life cycle change — companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management, products or technologies, restructuring or reorganization, merger and acquisition.

The manager may sell a stock when it reaches a target price, fails to perform as expected or when other opportunities appear more attractive.

The portfolio may also engage in short sales against the box, as long as no more than 15% of the portfolio’s net assets would be subject to short sales at any time.

The manager may also invest in derivatives (such as options and futures contracts) to try to hedge against market or security exposure or to otherwise help achieve the portfolio’s investment goal.

Risks — may be affected by the following risks, among others:

•	price volatility
•	interest rate
•	credit
•	liquidity
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions in the prospectus for additional information.

Fred Alger Management, Inc. — 111 Fifth Avenue, New York, NY 10003
Founded in 1964, Fred Alger Management, Inc. (Alger) is a leading asset management firm employing a bottom-up approach in its attempt to identify the fastest growing companies in their respective sectors. Over four decades, Alger has continued its tradition of independent research and style purity. Alger offers investment advisory services to separately managed, sub-advised and wrap accounts. Fred Alger & Company, Incorporated offers mutual funds as well as institutional funds for defined benefit and defined contribution plans. As of December 31, 2006, total assets under management were over $9 billion.

The following individual is primarily responsible for the day-to-day management of the portfolio:

Jill Greenwald, CFA, senior vice president and portfolio manager since 2001. She was an analyst and later a senior analyst from 1986 to 1992. Ms. Greenwald has a BA from Yale University and an MBA from New York University.

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Other Changes

Jeremy D.C. Knight and John S. Vietz are deleted from the ABOUT THE PORTFOLIOS — Portfolio manager sub-section regarding the International Small-Cap Portfolio.

Effective May 1, 2007:

•	The VN Small-Cap Value Portfolio’s name will change to Small-Cap Equity Portfolio.

•	The investment practice of the Mid-Cap Growth and Comstock Portfolios will be amended to allow each portfolio to invest up to 15% of its total assets in real estate investment trusts (REITs).

•	The investment practice of the Managed Bond and Inflation Managed Portfolios will be amended to allow each portfolio to invest in loan assignments, in addition to loan participations.

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Supplement dated February 9, 2007 to the

Pacific Select Fund Statement of Additional Information dated May 1, 2006, as Supplemented

      This supplement revises the Pacific Select Fund (“Fund”) Statement of Additional Information dated May 1, 2006, as supplemented (“SAI”) and must be preceded or accompanied by the Fund’s SAI. Remember to review the SAI for other important information. The changes in this supplement are effective immediately, unless otherwise noted.

      Due to his impending retirement from Pacific Life Insurance Company, Thomas C. Sutton resigned from his positions with the Fund on January 11, 2007, and at that time, the Board appointed James T. Morris as Chief Executive Officer, Chairman of the Board, and Trustee, and appointed Mary Ann Brown as President. In accordance with these changes, all references to Thomas C. Sutton are deleted and the information on James T. Morris and Mary Ann Brown under the ORGANIZATION AND MANAGEMENT OF THE FUND — Management Information section is replaced with the following:

I. Interested Persons

Number of
Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

James T. Morris Year of birth 1960	Chief Executive Officer, Chairman of the Board and Trustee since 1/11/07 (President 11/05 to 1/07; Executive Vice President 6/05 to 11/05)	President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), Senior Vice President (4/96 to 1/02), and Vice President (4/90 to 4/96) of Pacific Life; Director (4/06 to present), Chief Operating Officer (1/06 to present), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), and Senior Vice President (8/99 to 1/02) of Pacific Life & Annuity Company (“PL&A”); Chief Operating Officer (1/06 to present), Chief Insurance Officer and Executive Vice President (7/05 to 1/06) of Pacific Mutual Holding Company and Pacific LifeCorp; Chief Executive Officer, Chairman of the Board, and trustee (1/07 to present), President (11/05 to 1/07), Executive Vice President (6/05 to 11/05) of Pacific Life Funds.	54

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Number of
Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

Mary Ann Brown Year of birth 1951	President since 1/11/07 (Executive Vice President 6/06 to 1/07)	Senior Vice President (5/06 to present) of Pacific LifeCorp; Senior Vice President (3/05 to present) of Pacific Life; Trustee (9/05 to present) of Pacific Life Employees Retirement Plan of Pacific Life; Current and Prior Board Member and Vice Chairman (8/01 to present), Chairman (7/04 to 10/05) of National Association of Variable Annuities; Senior Vice President (7/03 to 11/03) of Finance of New York Life Insurance Company; MetLife, Inc. (12/98 to 6/03), Senior Vice President and Head of Individual Business Product Management (12/98 to 7/02) responsibilities included: President of New England Products and Services; Chairman of Security First Group (later MetLife Investors); Chairman, Chief Executive Officer and President of New England Pension and Annuity Company; Board Member of New England Zenith Funds; Board Member of Reinsurance Group of America; Chairman/ Chief Executive Officer of Exeter Reinsurance Company, Ltd.; Chairman/ Chief Executive Officer of Missouri Reinsurance Company, Ltd.; Chairman of Underwriting Policy and Rate Setting Committees; Senior Vice President/ Chief Actuary (7/02 to 6/03) of MetLife, Inc.; Director and Senior Vice President (12/05 to present) of Pacific Alliance Reinsurance Ltd; President (1/07 to present) and Executive Vice President (6/06 to 1/07) of Pacific Life Funds.	54

*	A trustee serves until he or she resigns, retires or his or her successor is elected and qualified.

**	As of May 1, 2006, the “Fund Complex” consisted of Pacific Select Fund (33 portfolios) and Pacific Life Funds (21 funds).

      Under the ORGANIZATION AND MANAGEMENT OF THE FUND — Additional Information About the Portfolio Manager — Other Accounts Managed section, information regarding the International Value Portfolio is replaced as follows and it supercedes the information from the supplement dated December 22, 2006.

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      For the table beginning on page 106:

	Registered		Other Pooled Investment
	Investment Companies		Vehicles		Other Accounts

Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

International Value
Sharon E. Fay[2]	94	$50,051,815,466	123	$30,456,534,767	39,659	$179,012,820,389
Kevin F. Simms[2]	94	$50,051,815,466	123	$30,456,534,767	39,659	$179,012,820,389
Henry S. D’Auria[2]	56	$28,588,270,171	104	$26,615,361,187	699	$120,035,545,099
Marilyn G. Fedak[2]	94	$50,051,815,466	123	$30,456,534,767	39,659	$179,012,820,389
John P. Mahedy[2]	94	$50,051,815,466	123	$30,456,534,767	39,659	$179,012,820,389

[2]	Numbers are as of December 31, 2006.

      For the table beginning on page 109:

	Registered		Other Pooled Investment
	Investment Companies		Vehicles		Other Accounts

Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

International Value
Sharon E. Fay**	3	$11,258,526,453	4	$892,366,262	118	$25,336,565,803
Kevin F. Simms**	3	$11,258,526,453	4	$892,366,262	118	$25,336,565,803
Henry S. D’Auria**	2	$4,169,914,817	4	$892,366,262	105	$21,986,265,881
Marilyn G. Fedak**	3	$11,258,526,453	4	$892,366,262	118	$25,336,565,803
John P. Mahedy**	3	$11,258,526,453	4	$892,366,262	118	$25,336,565,803

**	Numbers are as of December 31, 2006.

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